UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                      Date of Report     July 10, 2003

                            BANK OF THE OZARKS, INC.
             (Exact name of registrant as specified in its charter)





(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)
       Arkansas                     0-22759                     71-0556208


      12615 Chenal Parkway
      Little Rock, Arkansas                                       72231
      (Address of Principal Executive Office)                   (Zip code)


        Registrant's telephone number, including area code: 501- 978-2265



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

        99.1 Press Release Announcing Second Quarter 2003 Earnings Report

Item 9. Regulation FD Disclosure

        See Item 12. Results of Operations and Financial Condition

Item 12.  Results of Operations and Financial Condition.

          The Registrant hereby furnishes its press release regarding Second Quarter 2003 Earnings Report which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          The Company's press release includes certain non-GAAP financial measures, which are defined as numerical measures of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP in the Company's financial statements. The attached press release utilizes measures of growth in deposits and loans that exclude the effect of the acquisition of River Valley Bancshares and its bank subsidiary during the period. The Company's management believes that these measures provide useful information regarding the Company's financial performance because they quantify the growth that resulted from existing versus acquired operations and therefore provide insight into the results of operations from such existing operations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        BANK OF THE OZARKS, INC.
                                                        ------------------------
                                                               (Registrant)





Date:  July 10, 2003                                     /s/ Paul Moore
                                                         -----------------------
                                                         Paul Moore
                                                         Chief Financial Officer



Exhibit No.     Document Description

   99.1         Press Release Announcing Second Quarter 2003 Earnings Report